UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Dun & Bradstreet Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-39361	83-2008699
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5335 Gate Parkway Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 648-8006

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DNB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 14, 2025 (the “Proxy Statement”) by Dun & Bradstreet Holdings, Inc. (the “Company”, “we”, “us” or “our”), and such definitions are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Stockholders

On June 12, 2025, the Company held a virtual special meeting of stockholders (the “Special Meeting”), at which the holders of 349,614,330 shares of Company common stock, par value $0.0001 per share (the “Shares” and each, a “Share”) representing 78.31% of the Shares outstanding and entitled to vote as of the Special Meeting record date of May 9, 2025 (the “Record Date”), were present at the Special Meeting via the virtual meeting website or represented by proxy. A summary of the final voting results for the following proposals, each of which is described in detail in the Proxy Statement and first mailed to the Company’s stockholders on or about May 13, 2025, is set forth below:

Proposal 1: Merger Agreement Proposal

As previously announced, on March 23, 2025, the Company entered into an Agreement and Plan of Merger (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and Denali Buyer, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

At the Special Meeting, the proposal to adopt the Merger Agreement (the “Merger Agreement Proposal”) was approved, having received “for” votes from holders of a majority of the outstanding Shares entitled to vote on the Merger Agreement Proposal. The final votes on the Merger Agreement Proposal were as follows:

FOR	AGAINST	ABSTENTIONS
345,907,555	3,049,985	656,790

Proposal 2: Non-Binding Merger-Related Compensation Proposal

At the Special Meeting, the Company’s stockholders voted upon and approved the proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger (the “Merger-Related Compensation Proposal”). The Merger-Related Compensation Proposal was approved, having received “for” votes from holders of a majority of the Shares present in person or represented by proxy at the Special Meeting and entitled to vote thereat. The final votes on the Merger-Related Compensation Proposal were as follows:

FOR	AGAINST	ABSTENTIONS
344,402,070	4,510,109	702,151

Proposal 3: Adjournment Proposal

Because no supplement or amendment to the Proxy Statement was necessary to be provided to the Company’s stockholders and there were sufficient votes at the time of the Special Meeting to approve the Merger Agreement Proposal, adjournment of the Special Meeting was not necessary or appropriate. Accordingly, Proposal 3 was rendered moot and was not presented at the Special Meeting.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the effects of the proposed acquisition of Dun & Bradstreet by an affiliate of investment funds managed by Clearlake Capital Group, L.P. Forward-looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties listed below should not be considered a complete discussion of all of our potential trends, risks and uncertainties and, except as required by law, we undertake no obligation to make any revisions to any forward-looking statements contained in this communication or to update them to reflect events or circumstances occurring after the date of this communication, whether as a result of new information, future events/developments or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; (iii) risks related to disruption of management’s attention from our ongoing business operations due to the Merger; (iv) the effect of the announcement of the Merger on our relationships with our customers, operating results and business generally; (v) the risk that the Merger will not be consummated in a timely manner; (vi) our ability to implement and execute our strategic plans to transform the business; (vii) our ability to develop or sell solutions in a timely manner or maintain client relationships; (viii) competition for our solutions; (ix) harm to our brand and reputation; (x) unfavorable global economic conditions including, but not limited to, volatility in interest rates, foreign currency markets, inflation, and supply chain disruptions; (xi) risks associated with operating and expanding internationally; (xii) failure to prevent cybersecurity incidents or the perception that confidential information is not secure; (xiii) failure in the integrity of our data or systems; (xiv) system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; (xv) loss of access to data sources or ability to transfer data across the data sources in markets where we operate; (xvi) failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; (xvii) loss or diminution of one or more of our key clients, business partners or government contracts; (xviii) dependence on strategic alliances, joint ventures and acquisitions to grow our business; (xix) our ability to protect our intellectual property adequately or cost-effectively; (xx) claims for intellectual property infringement; (xxi) interruptions, delays or outages to subscription or payment processing platforms; (xxii) risks related to acquiring and integrating businesses and divestitures of existing businesses; (xxiii) our ability to retain members of the senior leadership team and attract and retain skilled employees; (xxiv) risks related to changes in the political and legislative landscape in which we operate (including as a result of changes in domestic and international governments and policies) and potential corporate tax reform, and our ability to adapt to those changes as well as adaptation by our key customers and suppliers; (xxv) risks related to registration and other rights held by certain of our largest stockholders; (xxvi) an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event, including the global economic uncertainty and measures taken in response; (xxvii) the potential for political, social, or economic unrest, terrorism, hostilities or war, including increased economic uncertainty related to the ongoing conflict between Russia and Ukraine, the conflict in the Middle East, and associated trends in macroeconomic conditions, and (xxviii) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Cautionary Note Regarding Forward-Looking Statements” and other sections of our Annual Report on Form 10-K filed with the SEC on February 21, 2025, as amended on April 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 12, 2025	DUN & BRADSTREET HOLDINGS, INC.

By:	/s/ Joe. A Reinhardt, III
	Name:	Joe A. Reinhardt, III
	Title:	Chief Legal Officer